April 18, 2016

COMMONWEALTH INTERNATIONAL SERIES TRUST

On Behalf of its Series,

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

AFRICA FUND (CAFRX)

COMMONWEALTH JAPAN FUND (CNJFX)

COMMONWEALTH GLOBAL FUND (CNGLX)

COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

Supplement to the Summary Prospectuses, Prospectus and

Statement of Additional Information,

each dated February 28, 2016

The Summary Prospectuses, Prospectus and Statement of Additional Information, each dated February 28, 2016, of the Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (collectively, the “Funds”) are each hereby amended to reflect the following new information:

Address of Funds

Beginning April 25, 2016, inquiries concerning the Funds or shareholder accounts, and orders to purchase or redeem shares of the Funds should be addressed to:

By First Class Mail	Express Mail or Overnight Deliveries
Commonwealth International Series Trust	Commonwealth International Series Trust
[Name of Fund]	[Name of Fund]
c/o Ultimus Asset Services, LLC	c/o Ultimus Asset Services, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

For further information concerning purchases or redemptions of Fund shares, see “Buying and Selling Shares” in the Prospectus.

Further Information

For further information, please contact the Funds toll-free at 1-888-345-1898. You may also obtain additional copies of the Funds’ Summary Prospectus(es), Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at 1-888-345-1898 or by visiting the Funds’ website at www.commonwealthfunds.com.